UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): November 13, 2003



                              TARRANT APPAREL GROUP
               (Exact Name of Registrant as Specified in Charter)




         CALIFORNIA                   0-26430                   95-4181026
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)





              3151 EAST WASHINGTON BOULEVARD
                  LOS ANGELES, CALIFORNIA                       90023
         (Address of Principal Executive Offices)             (Zip Code)




                                 (323) 780-8250
              (Registrant's Telephone Number, Including Area Code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro forma financial information.

                  None.

         (c)      Exhibits.

                  99.1 Press Release dated November 13, 2003, published by Tarrant Apparel Group (the "Registrant").



ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 13, 2003, the Company issued a press release regarding its financial results for the third quarter and nine months ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

         The information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               TARRANT APPAREL GROUP



Date:    November 13, 2003                     By:      /S/ PATRICK CHOW
                                                  -----------------------------
                                                        Patrick Chow
                                                        Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER       DESCRIPTION
-------      -----------

99.1         Press Release dated November 13, 2003, published by the Registrant.